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                                                                   EXHIBIT 10.20

                                TRUST AGREEMENT
              (For Use With Existing Deferred Compensation Plans)


     THIS AGREEMENT is made as of the 20th day of May,1999 by and between Jafra
                                      ----        ---------               -----
Cosmetics Int'l Inc. (hereinafter called "Company") and Scudder Trust Company
---------------------
(hereinafter called "Trustee").

     WHEREAS, Company has adopted the Jafra Cosmetics Supplemental Savings Plan,
                                      ------------------------------------------
dated 10/16/98 (hereinafter called the "Plan");
      ---------

     WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

     WHEREAS, Company wishes to restate the trust (hereinafter called "Trust") originally established on 10/16/98 to appoint Scudder Trust Company as the
                          --------
successor trustee and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 (" ERISA"); and

     WHEREAS, it is the intention of Company to make contributions to the Trust to provide a source of funds to assist it in meeting its liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby restate the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                    Section I:  Establishment of Trust

     (a) Company hereby deposits with Trustee in trust an amount to be transferred, which shall become the initial principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

     (b)  The Trust hereby established shall be irrevocable.

     (c) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors of Company as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of insolvency of Company, as defined in Section 3(a) herein.

     (d) No later than 30 days following the end of each Plan year, the Company shall be required to irrevocably deposit cash to the Trust to the extent required for the Trust to have assets sufficient to pay each Plan participant or beneficiary the benefits payable pursuant to the terms of the Plan as of the close of such Plan year.

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                Section 2: Payments to Plan Participants and Their Beneficiaries

     (a) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

     (b) Subsequent to the determination pursuant to Section 2(a) hereof, Company shall direct Trustee to make payments from the Trust to such person and in such amounts as may be specified in such directions. Trustee shall be fully protected in relying upon the directions of Company pursuant to this Section 2(b) and shall have no responsibility to ascertain whether such directions comply with the terms of the Plan or with any applicable law.

     (c) All assets in the Trust shall be available to pay benefits to all Plan participants and their beneficiaries. Trustee shall apply such assets to such payments, as they become due in accordance with the directions of Company. If the aggregate amount of benefit payable to all Plan participants and their beneficiaries on any date exceeds the aggregate amount of assets in the Trust on such date, the amount of the payment to each such participant and beneficiary shall be proportionately reduced. Notwithstanding any provision elsewhere herein to the contrary, Trustee shall not be obligated to make any benefit payments under the Plan unless, and shall be obligated to make such payments only to the extent that, there are assets available in the Trust to make such benefit payments.

     (d) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of this decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the assets of the Trust are not sufficient to make payments of benefits in accordance with the directions of Company pursuant to Section 2(b), Company shall make the balance of each such payment as it falls due. Trustee shall notify Company whenever the assets of the Trust are not sufficient to make full payment of benefits in accordance with the directions of Company.

     (e) As directed by Company, Trustee shall withhold from any payment from the Trust to a Plan participant (or beneficiary) hereunder the amount required by law to be so withheld under federal, any state and local wage withholding requirements or otherwise, and shall pay over to the Company the amount so withheld. Trustee shall rely on instructions from Company as to any required withholding and shall be fully protected in relying on such instructions. For purposes of the preceding sentence a failure by Company to provide any instruction as to required withholding shall be deemed by Trustee to be an instruction by Company that no withholding is required.

                   Section 3: Trustee Responsibility Regarding Payments to Trust Beneficiary When Company is Insolvent

     (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is insolvent. Company shall be considered "insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b)  At all times during the continuance of this Trust, as provided in
Section 1(c) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

          (1)  The Board of Directors and the Chief Executive Officer shall have
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the duty to inform Trustee in writing of Company's insolvency.  If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become insolvent, Trustee shall determine whether Company is insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

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          (2)  Unless Trustee has actual knowledge of Company's insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is insolvent, Trustee shall have no duty to inquire whether Company is insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

          (3) If at any time Trustee has determined that Company is insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors; provided, however, Trustee may deduct or continue its fees and expenses and other expenses of the Trust. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan or otherwise.

          (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not insolvent (or is no longer insolvent).

     (c) Provided that there are sufficient assets if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                        Section 4: Payments to Company
                                   Reserved

                        Section 5: Investment Authority

     (a) Unless Company and Trustee have mutually agreed in a separate writing that Trustee shall have and exercise investment discretion with respect to all or a portion of the assets of the Trust, Company shall have complete discretion with respect to the investment of such assets and shall direct Trustee accordingly. Subject to the foregoing, Trustee shall have the power:

          (i) to invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust;

          (ii)   to retain any property at any time received by Trustee;

          (iii) to vote in person or by proxy, or to refrain from voting, in respect of any securities held by the Trust, and to give general or special proxies or powers of attorney, with or without power of substitution, and to exercise any conversion privileges, subscription rights or other options, consolidations, mergers and similar transactions with respect to such securities; and generally to exercise any of the powers of an owner with respect to any property held by the Trust;

          (iv) with respect to any investment, to consent or object to or otherwise request any action or nonaction on the part of any corporation, association or trust or of the directors, officers, stockholders or trustees of any such corporation, association or trust;

          (v) to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust:

          (vi) to deposit any property in any voting trust, or with any protective, reorganization or similar committee, or with depositories designated thereby; to delegate power thereto;

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and to pay or agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited;

          (vii) to deposit securities with custodians or securities clearing corporations or depositories or similar organizations, whether located within the State of New Hampshire or elsewhere;

          (viii) to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that Trustee shall have no obligation to take any legal action for the benefit of the Trust unless it shall be first indemnified for all expenses in connection therewith, including without limitation, counsel fees;

          (ix) to hold uninvested any monies received by it, without liability for interest thereon, until such monies shall be invested, reinvested or disbursed;

          (x) to register or cause to be registered any securities or other property in its name or in the name of any nominee with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form;

          (xi) to employ suitable agents and legal counsel, who may be counsel for Company or Trustee, and, as a part of its reimbursable expenses under this Trust Agreement, to pay such agent's or counsel's reasonable compensation and expenses;

          (xii) to appoint one or more individuals or corporations as a custodian of any property and, as a part of its reimbursable expenses under this Trust Agreement, to pay the reasonable compensation and expenses of any such custodian;

          (xiii) for the purposes of the Trust, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

          (xiv)  to write or purchase call or put options;

          (xv) to enter into commodity contracts and foreign exchange contracts and to take appropriate actions in connection with such contracts; and

          (xvi) generally to do all actions, exclusive of acts involving investment management discretion, which Trustee may deem necessary or desirable for the protection of the Trust;

provided, however, that, unless otherwise mutually agreed to in a separate writing between Company and Trustee, the powers specified in subparagraphs (i) through (vi) and (xiii) through (xv) above shall be exercised by Trustee only upon the specific direction of Company, and Trustee shall not incur any liability for acting in accordance with such directions or for failing to act in the absence of such directions.

     (b) Wherever used in this Trust Agreement, the term "securities" shall include bonds, mortgages, notes, obligations, warrants and stocks of any class, certificates of participation or shares of any mutual investment company, trust or fund (including, without limitation, any mutual investment company, trust or fund sponsored, managed or maintained by Trustee or any affiliate of Trustee), and such other evidences of indebtedness and certificates of interest as are usually referred to by the term "securities," and the term "property" shall include real, personal and mixed property, tangible or intangible, of any kind and wherever located, including without limitation, securities, depository accounts in any bank, trust company or similar financial institution (including depository accounts in the banking department of Trustee or an affiliate of Trustee or any custodian or an affiliate of any custodian).

     (c) In order to permit Company to make timely and informed decisions regarding the management of the assets in the Trust, Trustee shall forward to Company for appropriate action any and all proxies, proxy statements, notices, requests, advice or other communications received by Trustee (or its nominee) as the record owner of such assets.

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     (d)  Notwithstanding any provision to the contrary elsewhere herein,
Company shall have the right, at any time and from time to time, in its sole discretion to substitute assets of equal fair market value for any asset held by the Trust.

                       Section 6: Disposition of Income

     During the term of this Trust, all income received by the Trust, net of expenses and taxes (to the extent not paid by the Company), shall be accumulated and reinvested.

                       Section 7: Accounting by Trustee

     (a) Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 30 days following the close of each calendar year and within 60 days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth such information as is mutually agreed upon by Company and Trustee. Upon the expiration of 90 days from the date of filing such annual or other account, Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of all acts and transactions shown in such account, except with respect to any such acts or transactions as to which Company shall within such 90 day period file with Trustee written objections.

     (b) Notwithstanding the foregoing Section 7(a), Trustee shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of Trustee's account, and in any such case it shall be necessary to join as parties thereto only Trustee and Company; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust or under a Plan.

                     Section 8: Responsibility of Trustee

     (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person (i) for any action taken pursuant to a direction, request or approval given by Company which is contemplated by the terms of this Trust Agreement and is given in writing by Company or (ii) for any failure to take any action in the absence of such a direction, request or approval. The duties of Trustee shall only be those specifically undertaken pursuant to this Trust Agreement. In the event of a dispute between Company or Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

     (c) Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (d) Trustee shall hold, manage, invest and otherwise administer the Trust pursuant to the terms of this Trust Agreement. Trustee shall be responsible only for contributions actually received by it hereunder. The amount of each contribution made by Company to the Trust shall be determined in the sole discretion of Company, and Trustee shall have no duty or responsibility with respect thereto. Trustee shall

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not have any authority or obligation to determine the adequacy of or to enforce the collection from the Company of any contribution to the Trust. Except as otherwise specifically agreed to by Trustee, Trustee shall not be responsible for the administration of the Plan.

     (e) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     (f) Company hereby agrees to indemnify and hold harmless Trustee from and against any and all losses, costs, damages, claims or expenses, including without limitation, reasonable attorneys' fees and expenses, which Trustee may incur or pay out in connection with, or otherwise arising out of, the performance by Trustee of its duties hereunder. Any amount payable to Trustee under Section 9 or this Section 8(f) and not previously paid by Company pursuant to this Trust Agreement shall be paid by Company promptly upon demand therefor by Trustee or, if Trustee so chooses in its sole discretion from the Trust. In the event that payment is made hereunder to Trustee from the Trust, Trustee shall promptly notify Company in writing of the amount of such payment. Company agrees that, upon receipt of such notice, it will deliver to Trustee to be held in the Trust an amount in cash (or marketable securities having a fair market value equal to such amount, or some combination thereof) equal to any payments made from the Trust to Trustee pursuant to Section 9 or this Section 8(f). The failure of Company to transfer any such amount shall not in any way impair Trustee's right to indemnification, reimbursement and payment pursuant to
Section 9 or this Section 8(f).

     (g) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.


                Section 9: Compensation and Expenses of Trustee

     Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

                Section 10: Resignation and Removal of Trustee

     (a) Trustee may resign at any time by written notice to Company, which resignation shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise. Trustee may be removed at any time by Company upon written notice from Company to Trustee, which removal shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

     (b) Upon a Change of Control, as defined herein, the Trustee may not be removed by the Company for one year.

     (c) Upon resignation or removal of Trustee and appointment of a successor trustee, all assets shall subsequently be transferred to the successor trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

     (d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (c) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                     Section 11: Appointment of Successor

     (a) If Trustee resigns or is removed in accordance with Section 10(a) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee

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powers under the state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee who shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets. The former trustee shall execute any instrument necessary or reasonably requested by Company or the successor trustee to evidence the transfer.


     (b) The successor trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor trustee shall not be responsible for and the Company shall indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior trustee or from any other past event, or any condition existing at the time it becomes successor trustee.

                     Section 12: Amendment or Termination

     (a) This Trust may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

     (b) The Trust shall not terminate until the earlier of (i) the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan or (ii) the first date on which the Trust has no assets. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Company. Trustee shall be entitled to rely upon a certification by Company that all benefits payable under the Plans have been paid in full.

     (c) Notwithstanding the foregoing the Trust shall terminate in any event upon the expiration of 21 years after the death of the last survivor of the group of persons consisting of all employees of Company who are living on the date of execution of this Trust Agreement.

                           Section 13: Miscellaneous

     (a) Any provisions of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire.

     (d) For purposes of this Trust, a "Change of Control" will be deemed to occur (i) upon any Person becoming an Acquiring Person if the Board of Directors has not recommended that stockholders of the Company tender or otherwise sell their common stock to such Acquiring Person; (ii) upon the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation, do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, consolidated or merged Company's then outstanding securities; or (iii) upon a liquidation or dissolution of the Company or the sale of all or substantially all of the Company's assets. An "Acquiring Person" is any Person, who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of shares of common stock of the Company constituting more than 20 percent of the common stock then outstanding. "Affiliate" and "Associate" shall have the meaning ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Act"). "Beneficial Owner" will have the meaning ascribed to such term in Rule 13d-3 of the Act. "Person" shall mean any individual, firm, corporation or other entity, and will include any "group" as that term is used in Rule 13d-5(b) of the Act. "Board of Directors" will mean the Board of Directors of the Company.

     (e) Company shall maintain and furnish Trustee with such reports, documents and information as shall be required by Trustee to perform its duties and discharge its responsibilities under this Trust Agreement, including without limitation a certified copy of the Plan and any and all amendments thereto. Trustee shall be entitled to rely on the most recent reports, documents and information furnished to it by Company.

     (f) After the execution of this Trust Agreement, Company shall promptly file with Trustee a list of the names and specimen signatures of the officers of the Company and any delegee authorized to act for it. Company shall promptly notify Trustee of the addition or deletion of any person's name to or from such list, respectively. Until receipt by Trustee of notice that any person is no longer authorized so to act, Trustee may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to Trustee shall be in writing (which may include facsimile or other similar electronic transmissions) signed by such person or persons. Trustee may rely on any certification notice or direction of Company that Trustee believes to have been signed by an authorized officer or other delegee of Company. Trustee shall have no responsibility for acting or not acting in reliance upon any notification believed by Trustee to have been so signed by a duly authorized officer or other delegee of Company. If at any time there is no person authorized to act under this Agreement on behalf of Company, the Board of Directors of Company (or if the Board has ceased to exist, the individuals who last served as Directors) shall have the authority to act hereunder.

     (g) Company represents and agrees that the Trust established under this Trust Agreement does not fund and is not intended to fund the Plan or any other employee benefit plan or program of Company. Such Trust is and is intended to be a depository arrangement with Trustee for the setting aside of cash and other assets of Company as and when it so determines in its sole discretion for the meeting of part or all of its future benefit payment obligations to the Plan participants and their beneficiaries. Contributions by Company to the Trust shall be in amounts determined solely by Company. Company shall make its contributions to Trust in accordance with appropriate corporate action and Trustee shall have no responsibility with respect thereto, except to add such contributions to Trust.

     (h) Company further represents that the Plan is either an unfunded deferred compensation arrangement for a select group of highly-compensated and management employees, an excess benefit plan within the meaning of Section 3(36) of ERISA or a plan not covering any employees, and as the Plan is exempt from the application of ERISA, except for the limited disclosure requirements applicable to such plans (other than excess benefit and non-employee plans) for which Company bears full responsibility as to compliance with any disclosure requirements under ERISA. Company further represents that the Plan is not qualified under Section 401 of the Code, and therefore that the Plan is not subject to any of the Code requirements applicable to tax-qualified plans.

     (i) Plan participants and their beneficiaries shall have the rights under this Trust Agreement of unsecured general creditors of Company and shall not have any preferred claim on, or any beneficial ownership interest in, the Trust prior to the time amounts in the Trust are paid to such Plan participants or beneficiaries as benefits under Section 2 hereof.


                          Section 14.  Effective Date

     The effective date of this Trust Agreement shall be 5/20/99.
                                                         --------

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed and their respective corporate seals to be hereto affixed this 20th day of May,1999.
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                                       8
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                                       Jafra Cosmetics Int'l Inc.
                                       -----------------------------------------
                                       (Company)

                                       By:  /s/  Terry Grayson
                                       -----------------------------------------
                                       Title:  Director of Human Resources

                                       SCUDDER TRUST COMPANY
                                       -----------------------------------------
                                       By:  /s/  Karen A. Gill
                                       -----------------------------------------
                                       Title:  Vice President

                                       9